UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 16, 2003
Date of Report (date of earliest event reported)

INFORMATICA CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware	0-25871	77-0333710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 Seaport Boulevard
Redwood City, California 94063
(Address of principal executive offices)

(650) 385-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

     On October 16, 2003, Informatica Corporation issued a press release reporting its results for the three months ended September 30, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 16, 2003		INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry

Earl E. Fry Chief Financial Officer, Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 16, 2003.